Shore Bancshares, Inc.

 18 E. Dover Street

Easton, Maryland 21601

 Phone 410-763-7800

PRESS RELEASE

Shore Bancshares Reports First Quarter 2013 Financial Results

Easton, Maryland (04/23/2013) - Shore Bancshares, Inc. (NASDAQ - SHBI) reported net income of $222 thousand or $0.03 per diluted common share for the first quarter of 2013, compared to a net loss of $5.1 million or ($0.60) per diluted common share for the fourth quarter of 2012, and a net loss of $3.0 million or $(0.36) per diluted common share for the first quarter of 2012.

When comparing the first quarter of 2013 to the fourth quarter of 2012, the primary reasons for the difference in results were a $7.5 million decrease in the provision for credit losses and a $1.9 million increase in noninterest income, which were partially offset by an $806 thousand increase in noninterest expenses. The increase in noninterest income was mainly due to a $1.3 million loss incurred during the fourth quarter of 2012 to terminate the ineffective portion of an interest rate cap instrument. When comparing the first quarter of 2013 to the first quarter of 2012, the principal factors driving the difference were a $6.2 million decrease in the provision for credit losses partially offset by a $718 thousand decrease in net interest income.

“We are cautiously optimistic that the modest profitability we achieved during the first three months of 2013 will provide a platform on which we can continue to produce favorable results. The Delmarva economy remains quite soft with many businesses that traditionally service the real estate industry still on the sidelines or permanently out of the market,” said W. Moorhead Vermilye, chief executive officer. “The provision for credit losses was $2.2 million for the first quarter, compared to $9.7 million and $8.4 million for the three months ended December 31, 2012 and March 31, 2012, respectively, and we are encouraged that nonperforming assets this quarter declined $4.2 million compared to the linked fourth quarter. We are acutely focused on achieving ongoing progress resolving troubled assets.”

Balance Sheet Review

Total assets were $1.105 billion at March 31, 2013, a 6.8% decrease when compared to the $1.186 billion at the end of 2012. Total loans increased slightly to $785.8 million when compared to December 31, 2012, while total earning assets decreased 7.2% to $1.027 billion primarily due to a decline in interest-bearing deposits with other banks. Total deposits decreased 7.5% to $970.2 million mainly due to a decline in money market deposit accounts associated with the Company’s participation in the Promontory Insured Network Deposits Program (“IND Program”). In December 2012, the Company decided to partially exit the IND Program as a way to decrease its excess liquidity. Total stockholders’ equity remained relatively unchanged from the end of 2012. For the first three months of 2013, the ratio of average equity to average assets was 10.18% and the ratio of average tangible equity to average tangible assets was 8.86%, evidence that our capital levels remain well above regulatory minimums to be considered well-capitalized.

Review of Quarterly Financial Results

Net interest income was $8.5 million for the first quarter of 2013, compared to $8.4 million for the fourth quarter of 2012 and $9.2 million for the first quarter of 2012. The increase in net interest income when compared to the fourth quarter of 2012 was primarily due to a decline in interest expense that was more than enough to offset the decline in interest income. The reduced interest expense was mainly the result of lower balances in money market and savings deposits due to partially exiting the IND Program, and lower rates paid on these deposits due to terminating a portion of the interest rate caps associated with these deposits. The decrease in net interest income when compared to the first quarter of 2012 was primarily due to lower yields earned on average earning assets and a decline in higher-yielding average loan balances. The Company’s net interest margin was 3.30% for the first quarter of 2013, 3.02% for the fourth quarter of 2012 and 3.42% for the first quarter of 2012.

The provision for credit losses was $2.2 million for the three months ended March 31, 2013. The comparable amounts were $9.7 million and $8.4 million for the three months ended December 31, 2012 and March 31, 2012, respectively. The lower level of provision for credit losses was primarily due to a lower level of loan charge-offs and a decrease in nonaccrual loans. Net charge-offs were $2.4 million for the first quarter of 2013, $6.6 million for the fourth quarter of 2012 and $9.1 million for the first quarter of 2012. The charge offs in all three quarters were mainly real estate related loans. The ratio of quarter-to-date annualized net charge-offs to average loans was 1.25% for the first quarter of 2013, 3.29% for the fourth quarter of 2012 and 4.40% for the first quarter of 2012. The ratio of the allowance for credit losses to period-end loans was 2.00% at March 31, 2013, compared to 2.04% at December 31, 2012 and 1.65% at March 31, 2012.

Nonperforming assets at March 31, 2013 decreased $4.2 million when compared to December 31, 2012. This decrease included a $5.1 million decline in nonaccrual and 90 days past due and still accruing loans, net of a $707 thousand increase in other real estate owned and a $192 thousand increase in accruing troubled debt restructurings. The change in the components of nonperforming assets reflected our continued effort either to develop concessionary workouts relating to problem loans or remove problem loans from our portfolio. Nonperforming assets at March 31, 2013 decreased $1.9 million when compared to March 31, 2012. Nonaccrual and 90 days past due and still accruing loans, and other real estate owned declined in aggregate $24.4 million while troubled debt restructurings increased $22.5 million. The ratio of nonperforming assets to total assets was 8.40% at March 31, 2013, compared to 8.18% at December 31, 2012 and 8.09% at March 31, 2012.

Total noninterest income for the first quarter of 2013 increased $1.9 million when compared to the fourth quarter of 2012 and declined $84 thousand when compared to the first quarter of 2012. The increase when compared to the fourth quarter of 2012 was primarily a result of the previously mentioned $1.3 million loss incurred during the fourth quarter of 2012 to terminate a portion of an interest rate cap instrument. Also contributing to the increase were higher insurance agency commissions of $521 thousand, due to contingency payments which are typically received in the first quarter of each year and are based on the prior year’s performance. The decrease in noninterest income during the first quarter of 2013 when compared to the first quarter of 2012 was primarily due to lower service charges on deposit accounts ($76 thousand) and other noninterest income ($99 thousand) which was partially offset by an increase in insurance agency commissions ($124 thousand), resulting from higher contingency payments. The change in other noninterest income was mainly due to a decline in income from other real estate owned.

Total noninterest expense for the first quarter of 2013 increased $806 thousand when compared to the fourth quarter of 2012 and remained flat when compared to the first quarter of 2012. The change from the fourth quarter of 2012 was mainly due to employee benefits which increased $211 thousand and other noninterest expenses which increased $433 thousand. Employee benefits included higher payroll taxes ($128 thousand) and group insurance costs ($87 thousand) while other noninterest expenses included higher write-downs of other real estate owned ($421 thousand).

Shore Bancshares Information

Shore Bancshares, Inc. is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland’s Eastern Shore. It is the parent company of two banks, The Talbot Bank of Easton, Maryland, and CNB; three insurance producer firms, The Avon-Dixon Agency, LLC, Elliott Wilson Insurance, LLC and Jack Martin and Associates, Inc; a wholesale insurance company, TSGIA, Inc; an insurance premium finance company, Mubell Finance, LLC; and a registered investment adviser firm, Wye Financial Services, LLC. Additional information is available at www.shbi.com.

Forward-Looking Statements

This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not represent historical facts, but statements about management’s beliefs, plans and objectives. These statements are evidenced by terms such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions. Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled “Risk Factors”.

For further information contact: W. Moorhead Vermilye, Chief Executive Officer, 410-763-7800

Shore Bancshares, Inc.			Page 4 of 11
Financial Highlights
(Dollars in thousands, except per share data)

	For the Three Months Ended
	March 31,
	2013	2012	Change
PROFITABILITY FOR THE PERIOD
Net interest income	$8,477	$9,195	(7.8)%
Provision for credit losses	2,150	8,370	(74.3)
Noninterest income	4,490	4,574	(1.8)
Noninterest expense	10,491	10,498	(0.1)
Income (loss) before income taxes	326	(5,099)	106.4
Income tax expense (benefit)	104	(2,063)	105.0
Net income (loss)	$222	$(3,036)	107.3

Return on average assets	0.08%	(1.05)%	113	bp
Return on average equity	0.79	(10.04)	1,083
Return on average tangible equity (1)	1.11	(11.33)	1,244
Net interest margin	3.30	3.42	(12)
Efficiency ratio - GAAP	80.74	75.98	476
Efficiency ratio - Non-GAAP (1)	80.17	75.07	510

PER SHARE DATA
Basic net income (loss) per common share	$0.03	$(0.36)	108.3%
Diluted net income (loss) per common share	0.03	(0.36)	108.3
Dividends paid per common share	-	0.01	(100.0)
Book value per common share at period end	13.51	14.02	(3.6)
Tangible book value per common share at period end (1)	11.60	12.07	(3.9)
Market value at period end	6.79	7.09	(4.2)
Market range:
High	6.91	7.40	(6.6)
Low	5.20	4.91	5.9

AVERAGE BALANCE SHEET DATA
Loans	$783,757	$832,585	(5.9)%
Securities	146,756	134,037	9.5
Earning assets	1,044,755	1,088,106	(4.0)
Assets	1,122,310	1,159,566	(3.2)
Deposits	987,325	1,011,170	(2.4)
Stockholders' equity	114,250	121,658	(6.1)

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$2,406	$9,114	(73.6)%

Nonaccrual loans	$31,813	$49,405	(35.6)
Loans 90 days past due and still accruing	22	3,796	(99.4)
Accruing troubled debt restructurings	52,545	30,010	75.1
Total nonperforming loans	84,380	83,211	1.4
Other real estate and other assets owned, net	8,366	11,418	(26.7)
Total nonperforming assets	$92,746	$94,629	(2.0)

CAPITAL AND CREDIT QUALITY RATIOS
Average equity to average assets	10.18%	10.49%	(31	)bp
Average tangible equity to average tangible assets (1)	8.86	9.19	(33)
Annualized net charge-offs to average loans	1.25	4.40	(315)
Allowance for credit losses to period-end loans	2.00	1.65	35
Allowance for credit losses to nonaccrual loans	49.46	27.41	2,205
Allowance for credit losses to nonperforming loans	18.65	16.28	237
Nonaccrual loans to total loans	4.05	6.03	(198)
Nonaccrual loans to total assets	2.88	4.22	(134)
Nonperforming assets to total loans+other real estate and
other assets owned	11.68	11.40	28
Nonperforming assets to total assets	8.40	8.09	31

(1) See the reconciliation table on page 11 of 11.

Shore Bancshares, Inc.					Page 5 of 11
Consolidated Balance Sheets
(In thousands, except per share data)

				March 31, 2013	March 31, 2013
	March 31,	December 31,	March 31,	compared to	compared to
	2013	2012	2012	December 31, 2012	March 31, 2012
ASSETS
Cash and due from banks	$24,808	$26,579	$19,168	(6.7)%	29.4
Interest-bearing deposits with other banks	94,090	164,864	130,641	(42.9)	(28.0)
Federal funds sold	2,789	8,750	16,190	(68.1)	(82.8)
Investments available for sale (at fair value)	142,238	145,508	121,093	(2.2)	17.5
Investments held to maturity	2,594	2,657	6,056	(2.4)	(57.2)

Loans	785,753	785,082	819,015	0.1	(4.1)
Less: allowance for credit losses	(15,735)	(15,991)	(13,544)	(1.6)	16.2
Loans, net	770,018	769,091	805,471	0.1	(4.4)

Premises and equipment, net	15,502	15,593	15,243	(0.6)	1.7
Goodwill	12,454	12,454	12,454	-	-
Other intangible assets, net	3,742	3,816	4,082	(1.9)	(8.3)
Other real estate and other assets owned, net	8,366	7,659	11,418	9.2	(26.7)
Other assets	28,010	28,836	27,905	(2.9)	0.4

Total assets	$1,104,611	$1,185,807	$1,169,721	(6.8)	(5.6)

LIABILITIES
Noninterest-bearing deposits	$155,412	$153,992	$143,800	0.9	8.1
Interest-bearing deposits	814,747	895,281	884,271	(9.0)	(7.9)
Total deposits	970,159	1,049,273	1,028,071	(7.5)	(5.6)

Short-term borrowings	11,088	13,761	13,683	(19.4)	(19.0)
Accrued expenses and other liabilities	9,016	8,747	8,928	3.1	1.0
Long-term debt	-	-	455	-	(100.0)
Total liabilities	990,263	1,071,781	1,051,137	(7.6)	(5.8)

STOCKHOLDERS' EQUITY
Common stock, par value $0.01; authorized
35,000,000 shares	85	85	85	-	-
Additional paid in capital	32,151	32,155	32,066	-	0.3
Retained earnings	81,300	81,078	87,680	0.3	(7.3)
Accumulated other comprehensive income (loss)	812	708	(1,247)	14.7	165.1
Total stockholders' equity	114,348	114,026	118,584	0.3	(3.6)

Total liabilities and stockholders' equity	$1,104,611	$1,185,807	$1,169,721	(6.8)	(5.6)

Period-end common shares outstanding	8,461	8,457	8,457	-	-
Book value per common share	$13.51	$13.48	$14.02	0.2	(3.6)

Shore Bancshares, Inc.			Page 6 of 11
Consolidated Statements of Operations
(In thousands, except per share data)

	For the Three Months Ended
	March 31,
	2013	2012	% Change
INTEREST INCOME
Interest and fees on loans	$9,907	$11,011	(10.0)%
Interest and dividends on investment securities:
Taxable	643	757	(15.1)
Tax-exempt	5	38	(86.8)
Interest on federal funds sold	2	2	-
Interest on deposits with other banks	50	48	4.2
Total interest income	10,607	11,856	(10.5)

INTEREST EXPENSE
Interest on deposits	2,122	2,641	(19.7)
Interest on short-term borrowings	8	15	(46.7)
Interest on long-term debt	-	5	(100.0)
Total interest expense	2,130	2,661	(20.0)

NET INTEREST INCOME	8,477	9,195	(7.8)
Provision for credit losses	2,150	8,370	(74.3)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	6,327	825	666.9

NONINTEREST INCOME
Service charges on deposit accounts	572	648	(11.7)
Trust and investment fee income	390	423	(7.8)
Investment securities gains	-	-	-
Insurance agency commissions	2,813	2,689	4.6
Other noninterest income	715	814	(12.2)
Total noninterest income	4,490	4,574	(1.8)

NONINTEREST EXPENSE
Salaries and wages	4,283	4,416	(3.0)
Employee benefits	1,134	1,170	(3.1)
Occupancy expense	597	687	(13.1)
Furniture and equipment expense	250	251	(0.4)
Data processing	703	666	5.6
Directors' fees	121	109	11.0
Amortization of intangible assets	74	126	(41.3)
Insurance agency commissions expense	461	385	19.7
FDIC insurance premium expense	366	273	34.1
Other noninterest expenses	2,502	2,415	3.6
Total noninterest expense	10,491	10,498	(0.1)

Income (loss) before income taxes	326	(5,099)	106.4
Income tax expense (benefit)	104	(2,063)	105.0

NET INCOME (LOSS)	$222	$(3,036)	107.3

Weighted average shares outstanding - basic	8,458	8,457	-
Weighted average shares outstanding - diluted	8,458	8,457	-

Basic net income (loss) per common share	$0.03	$(0.36)	108.3
Diluted net income (loss) per common share	0.03	(0.36)	108.3
Dividends paid per common share	-	0.01	(100.0)

Shore Bancshares, Inc.	Page 7 of 11
Consolidated Average Balance Sheets
(Dollars in thousands)

	For the Three Months Ended
	March 31,
	2013		2012
	Average	Yield/	Average	Yield/
	balance	rate	balance	rate
Earning assets
Loans	$783,757	5.14%	$832,585	5.33%
Investment securities
Taxable	146,176	1.78	129,767	2.35
Tax-exempt	580	4.85	4,270	5.36
Federal funds sold	8,184	0.11	9,794	0.06
Interest-bearing deposits	106,058	0.19	111,690	0.17
Total earning assets	1,044,755	4.13%	1,088,106	4.40%
Cash and due from banks	24,966		18,174
Other assets	69,185		68,163
Allowance for credit losses	(16,596)		(14,877)
Total assets	$1,122,310		$1,159,566

Interest-bearing liabilities
Demand deposits	$173,714	0.17%	$153,291	0.19%
Money market and savings deposits (1)	244,182	0.97	279,355	1.12
Certificates of deposit $100,000 or more	216,288	1.39	240,521	1.46
Other time deposits	201,171	1.47	201,743	1.83
Interest-bearing deposits	835,355	1.03	874,910	1.21
Short-term borrowings	11,987	0.27	17,621	0.35
Long-term debt	-	-	455	4.63
Total interest-bearing liabilities	847,342	1.02%	892,986	1.20%
Noninterest-bearing deposits	151,970		136,260
Accrued expenses and other liabilities	8,748		8,662
Stockholders' equity	114,250		121,658
Total liabilities and stockholders' equity	$1,122,310		$1,159,566

Net interest spread		3.11%		3.20%
Net interest margin		3.30%		3.42%

(1)	Interest on money market and savings deposits includes an adjustment to expense related to interest rate caps and the hedged deposits associated with them. This adjustment increased interest expense $416 thousand and $460 thousand for the first

Shore Bancshares, Inc.	Page 8 of 11
Financial Highlights By Quarter
(Dollars in thousands, except per share data)

	1st quarter	4th quarter	3rd quarter	2nd quarter	1st quarter	1Q 13		1Q 13
	2013	2012	2012	2012	2012	compared to		compared to
	(1Q 13)	(4Q 12)	(3Q 12)	(2Q 12)	(1Q 12)	4Q 12		1Q 12
PROFITABILITY FOR THE PERIOD
Taxable-equivalent net interest income	$8,504	$8,413	$8,769	$9,077	$9,243	1.1%		(8.0)%
Less: Taxable-equivalent adjustment	27	32	39	44	48	(15.6)		(43.8)
Net interest income	8,477	8,381	8,730	9,033	9,195	1.1		(7.8)
Provision for credit losses	2,150	9,650	6,200	3,525	8,370	(77.7)		(74.3)
Noninterest income	4,490	2,606	4,001	4,577	4,574	72.3		(1.8)
Noninterest expense	10,491	9,685	9,709	9,663	10,498	8.3		(0.1)
Income (loss) before income taxes	326	(8,348)	(3,178)	422	(5,099)	103.9		106.4
Income tax expense (benefit)	104	(3,274)	(1,357)	129	(2,063)	103.2		105.0
Net income (loss)	$222	$(5,074)	$(1,821)	$293	$(3,036)	104.4		107.3

Return on average assets	0.08%	(1.71)%	(0.61)%	0.10%	(1.05)%	179	bp	113	bp
Return on average equity	0.79	(17.15)	(6.07)	0.99	(10.04)	1,794		1,083
Return on average tangible equity (1)	1.11	(19.73)	(6.82)	1.38	(11.33)	2,084		1,244
Net interest margin	3.30	3.02	3.15	3.36	3.42	28		(12)
Efficiency ratio - GAAP	80.74	87.89	76.03	70.77	75.98	(715)		476
Efficiency ratio - Non-GAAP (1)	80.17	77.77	76.95	71.20	75.07	240		510

PER SHARE DATA
Basic net income (loss) per common share	$0.03	$(0.60)	$(0.22)	$0.03	$(0.36)	105.0%		108.3%
Diluted net income (loss) per common share	0.03	(0.60)	(0.22)	0.03	(0.36)	105.0		108.3
Dividends paid per common share	-	-	-	-	0.01	-		(100.0)
Book value per common share at period end	13.51	13.48	13.97	14.13	14.02	0.2		(3.6)
Tangible book value per common share at period end (1)	11.60	11.56	12.04	12.18	12.07	0.3		(3.9)
Market value at period end	6.79	5.39	6.02	5.98	7.09	26.0		(4.2)
Market range:
High	6.91	6.98	6.33	7.45	7.40	(1.0)		(6.6)
Low	5.20	4.65	4.98	5.51	4.91	11.8		5.9

AVERAGE BALANCE SHEET DATA
Loans	$783,757	$799,512	$808,244	$816,553	$832,585	(2.0)%		(5.9)%
Securities	146,756	144,459	137,871	134,299	134,037	1.6		9.5
Earning assets	1,044,755	1,108,585	1,108,256	1,086,223	1,088,106	(5.8)		(4.0)
Assets	1,122,310	1,183,135	1,184,146	1,163,598	1,159,566	(5.1)		(3.2)
Deposits	987,325	1,042,842	1,040,693	1,021,130	1,011,170	(5.3)		(2.4)
Stockholders' equity	114,250	117,700	119,321	118,774	121,658	(2.9)		(6.1)

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$2,406	$6,614	$6,235	$4,079	$9,114	(63.6)%		(73.6)%

Nonaccrual loans	$31,813	$36,474	$39,442	$47,958	$49,405	(12.8)		(35.6)
Loans 90 days past due and still accruing	22	460	4,675	3,519	3,796	(95.2)		(99.4)
Accruing troubled debt restructurings	52,545	52,353	50,785	37,231	30,010	0.4		75.1
Total nonperforming loans	84,380	89,287	94,902	88,708	83,211	(5.5)		1.4
Other real estate and other assets owned, net	8,366	7,659	8,418	11,499	11,418	9.2		(26.7)
Total nonperforming assets	$92,746	$96,946	$103,320	$100,207	$94,629	(4.3)		(2.0)

CAPITAL AND CREDIT QUALITY RATIOS
Average equity to average assets	10.18%	9.95%	10.08%	10.21%	10.49%	23	bp	(31	)bp
Average tangible equity to average tangible assets (1)	8.86	8.69	8.81	8.92	9.19	17		(33)
Annualized net charge-offs to average loans	1.25	3.29	3.07	2.01	4.40	(204)		(315)
Allowance for credit losses to period-end loans	2.00	2.04	1.60	1.60	1.65	(4)		35
Allowance for credit losses to nonaccrual loans	49.46	43.84	32.85	27.09	27.41	562		2,205
Allowance for credit losses to nonperforming loans	18.65	17.91	13.65	14.64	16.28	74		237
Nonaccrual loans to total loans	4.05	4.65	4.88	5.92	6.03	(60)		(198)
Nonaccrual loans to total assets	2.88	3.08	3.35	4.08	4.22	(20)		(134)
Nonperforming assets to total loans+other real estate and
other assets owned	11.68	12.23	12.65	12.20	11.40	(55)		28
Nonperforming assets to total assets	8.40	8.18	8.77	8.53	8.09	22		31

(1) See the reconciliation table on page 11 of 11.

Shore Bancshares, Inc.	Page 9 of 11
Consolidated Statements of Operations By Quarter
(In thousands, except per share data)

						1Q 13	1Q 13
						compared to	compared to
	1Q 13	4Q 12	3Q 12	2Q 12	1Q 12	4Q 12	1Q 12
INTEREST INCOME
Interest and fees on loans	$9,907	$10,193	$10,604	$10,890	$11,011	(2.8)%	(10.0)%
Interest and dividends on investment securities:
Taxable	643	666	685	707	757	(3.5)	(15.1)
Tax-exempt	5	12	22	32	38	(58.3)	(86.8)
Interest on federal funds sold	2	3	3	2	2	(33.3)	-
Interest on deposits with other banks	50	86	79	61	48	(41.9)	4.2
Total interest income	10,607	10,960	11,393	11,692	11,856	(3.2)	(10.5)

INTEREST EXPENSE
Interest on deposits	2,122	2,570	2,647	2,643	2,641	(17.4)	(19.7)
Interest on short-term borrowings	8	9	10	11	15	(11.1)	(46.7)
Interest on long-term debt	-	-	6	5	5	-	(100.0)
Total interest expense	2,130	2,579	2,663	2,659	2,661	(17.4)	(20.0)

NET INTEREST INCOME	8,477	8,381	8,730	9,033	9,195	1.1	(7.8)
Provision for credit losses	2,150	9,650	6,200	3,525	8,370	(77.7)	(74.3)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	6,327	(1,269)	2,530	5,508	825	598.6	666.9

NONINTEREST INCOME
Service charges on deposit accounts	572	653	628	622	648	(12.4)	(11.7)
Trust and investment fee income	390	365	410	446	423	6.8	(7.8)
Investment securities gains	-	-	278	-	-	-	-
Insurance agency commissions	2,813	2,292	2,427	2,406	2,689	22.7	4.6
Other noninterest income	715	(704)	258	1,103	814	201.6	(12.2)
Total noninterest income	4,490	2,606	4,001	4,577	4,574	72.3	(1.8)

NONINTEREST EXPENSE
Salaries and wages	4,283	4,240	4,386	4,376	4,416	1.0	(3.0)
Employee benefits	1,134	923	945	956	1,170	22.9	(3.1)
Occupancy expense	597	609	625	638	687	(2.0)	(13.1)
Furniture and equipment expense	250	235	265	212	251	6.4	(0.4)
Data processing	703	654	703	694	666	7.5	5.6
Directors' fees	121	107	131	127	109	13.1	11.0
Amortization of intangible assets	74	74	96	96	126	-	(41.3)
Insurance agency commissions expense	461	387	275	344	385	19.1	19.7
FDIC insurance premium expense	366	387	376	344	273	(5.4)	34.1
Other noninterest expenses	2,502	2,069	1,907	1,876	2,415	20.9	3.6
Total noninterest expense	10,491	9,685	9,709	9,663	10,498	8.3	(0.1)

Income (loss) before income taxes	326	(8,348)	(3,178)	422	(5,099)	103.9	106.4
Income tax expense (benefit)	104	(3,274)	(1,357)	129	(2,063)	103.2	105.0

NET INCOME (LOSS)	$222	$(5,074)	$(1,821)	$293	$(3,036)	104.4	107.3

Weighted average shares outstanding - basic	8,458	8,457	8,457	8,457	8,457	-	-
Weighted average shares outstanding - diluted	8,458	8,457	8,457	8,457	8,457	-	-

Basic net income (loss) per common share	$0.03	$(0.60)	$(0.22)	$0.03	$(0.36)	105.0	108.3
Diluted net income (loss) per common share	0.03	(0.60)	(0.22)	0.03	(0.36)	105.0	108.3
Dividends paid per common share	-	-	-	-	0.01	-	(100.0)

Shore Bancshares, Inc.	Page 10 of 11
Consolidated Average Balance Sheets By Quarter
(Dollars in thousands)

											Average balance
											1Q 13	1Q 13
											compared to	compared to
	1Q 13		4Q 12		3Q 12		2Q 12		1Q 12		4Q 12	1Q 12
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$783,757	5.14%	$799,512	5.09%	$808,244	5.23%	$816,553	5.38%	$832,585	5.33%	(2.0)%	(5.9)%
Investment securities
Taxable	146,176	1.78	143,137	1.85	135,257	2.01	130,528	2.18	129,767	2.35	2.1	12.6
Tax-exempt	580	4.85	1,322	5.05	2,614	5.07	3,771	5.32	4,270	5.36	(56.1)	(86.4)
Federal funds sold	8,184	0.11	7,782	0.12	11,971	0.11	11,200	0.10	9,794	0.06	5.2	(16.4)
Interest-bearing deposits	106,058	0.19	156,832	0.22	150,170	0.21	124,171	0.20	111,690	0.17	(32.4)	(5.0)
Total earning assets	1,044,755	4.13%	1,108,585	3.94%	1,108,256	4.10%	1,086,223	4.35%	1,088,106	4.40%	(5.8)	(4.0)
Cash and due from banks	24,966		21,258		20,158		21,424		18,174		17.4	37.4
Other assets	69,185		67,596		69,921		70,458		68,163		2.4	1.5
Allowance for credit losses	(16,596)		(14,304)		(14,189)		(14,507)		(14,877)		16.0	11.6
Total assets	$1,122,310		$1,183,135		$1,184,146		$1,163,598		$1,159,566		(5.1)	(3.2)

Interest-bearing liabilities
Demand deposits	$173,714	0.17%	$169,398	0.18%	$167,423	0.18%	$152,685	0.18%	$153,291	0.19%	2.5	13.3
Money market and savings deposits (1)	244,182	0.97	281,593	1.21	279,003	1.19	276,527	1.18	279,355	1.12	(13.3)	(12.6)
Certificates of deposit $100,000 or more	216,288	1.39	231,232	1.40	238,624	1.46	242,662	1.46	240,521	1.46	(6.5)	(10.1)
Other time deposits	201,171	1.47	204,213	1.59	207,547	1.66	205,046	1.73	201,743	1.83	(1.5)	(0.3)
Interest-bearing deposits	835,355	1.03	886,436	1.15	892,597	1.18	876,920	1.21	874,910	1.21	(5.8)	(4.5)
Short-term borrowings	11,987	0.27	13,573	0.27	14,909	0.27	13,818	0.31	17,621	0.35	(11.7)	(32.0)
Long-term debt	-	-	-	-	455	4.58	455	4.63	455	4.63	-	(100.0)
Total interest-bearing liabilities	847,342	1.02%	900,009	1.14%	907,961	1.17%	891,193	1.20%	892,986	1.20%	(5.9)	(5.1)
Noninterest-bearing deposits	151,970		156,406		148,096		144,210		136,260		(2.8)	11.5
Accrued expenses and other liabilities	8,748		9,020		8,768		9,421		8,662		(3.0)	1.0
Stockholders' equity	114,250		117,700		119,321		118,774		121,658		(2.9)	(6.1)
Total liabilities and stockholders' equity	$1,122,310		$1,183,135		$1,184,146		$1,163,598		$1,159,566		(5.1)	(3.2)

Net interest spread		3.11%		2.80%		2.93%		3.15%		3.20%
Net interest margin		3.30%		3.02%		3.15%		3.36%		3.42%

(1)	Interest on money market and savings deposits includes an adjustment to expense related to interest rate caps and the hedged deposits associated with them. This adjustment increased interest expense $416 thousand for the first quarter of 2013, $552 thousand for the fourth quarter of 2012, $524 thousand for the third quarter of 2012, $502 thousand for the second quarter of 2012 and $460 thousand for the first quarter of 2012.

Shore Bancshares, Inc.	Page 11 of 11
Reconciliation of Generally Accepted Accounting Principles (GAAP)
and Non-GAAP Measures
(In thousands, except per share data)

						YTD	YTD
	1Q 13	4Q 12	3Q 12	2Q 12	1Q 12	12/31/2012	12/31/2011

The following reconciles return on average equity and return on average tangible equity (Note 1):

Net income (loss)	$222	$(5,074)	$(1,821)	$293	$(3,036)	$222	$(897)
Net income (loss) - annualized (A)	$900	$(20,186)	$(7,244)	$1,178	$(12,211)	$222	$(897)

Net income (loss), excluding net amortization and
impairment charges of intangible assets	$267	$(5,029)	$(1,763)	$351	$(2,960)	$267	$101

Net income (loss), excluding net amortization and
impairment charges of intangible assets - annualized (B)	$1,083	$(20,007)	$(7,014)	$1,412	$(11,905)	$267	$101

Average stockholders' equity (C)	$114,250	$117,700	$119,321	$118,774	$121,658	$114,250	$121,658
Less: Average goodwill and other intangible assets	(16,242)	(16,313)	(16,401)	(16,497)	(16,606)	(16,242)	(17,926)
Average tangible equity (D)	$98,008	$101,387	$102,920	$102,277	$105,052	$98,008	$103,732

Return on average equity (GAAP) (A)/(C)	0.79%	(17.15)%	(6.07)%	0.99%	(10.04)%	0.19%	(0.74)%
Return on average tangible equity (Non-GAAP) (B)/(D)	1.11%	(19.73)%	(6.82)%	1.38%	(11.33)%	0.27%	0.10%

The following reconciles GAAP efficiency ratio and non-GAAP
efficiency ratio (Note 2):

Noninterest expense (E)	$10,491	$9,685	$9,709	$9,663	$10,498	$10,491	$39,167
Less: Amortization of intangible assets	(74)	(74)	(96)	(96)	(126)	(74)	(126)
Impairment charges	-	-	-	-	-	-	(1,344)
Adjusted noninterest expense (F)	$10,417	$9,611	$9,613	$9,567	$10,372	$10,417	$37,697

Taxable-equivalent net interest income (G)	$8,504	$8,413	$8,769	$9,077	$9,243	$8,504	$39,983

Noninterest income (H)	$4,490	$2,606	$4,001	$4,577	$4,574	$4,490	$17,318
Less: Investment securities (gains)/losses	-	-	(278)	-	-	-	-
Other nonrecurring (gains)/losses	-	1,339	-	(217)	-	1,122	(56)
Adjusted noninterest income (I)	$4,490	$3,945	$3,723	$4,360	$4,574	$5,612	$17,262

Efficiency ratio (GAAP) (E)/(G)+(H)	80.74%	87.89%	76.03%	70.77%	75.98%	80.74%	68.35%
Efficiency ratio (Non-GAAP) (F)/(G)+(I)	80.17%	77.77%	76.95%	71.20%	75.07%	73.80%	65.85%

The following reconciles book value per common share and tangible book value per common share (Note 1):

Stockholders' equity (J)	$114,348	$114,026	$118,163	$119,467	$118,584
Less: Goodwill and other intangible assets	(16,196)	(16,270)	(16,344)	(16,440)	(16,536)
Tangible equity (K)	$98,152	$97,756	$101,819	$103,027	$102,048

Shares outstanding (L)	8,461	8,457	8,457	8,457	8,457

Book value per common share (GAAP) (J)/(L)	$13.51	$13.48	$13.97	$14.13	$14.02
Tangible book value per common share (Non-GAAP) (K)/(L)	$11.60	$11.56	$12.04	$12.18	$12.07

The following reconciles average equity to average assets and average tangible equity to average tangible assets (Note 1):

Average stockholders' equity (M)	$114,250	$117,700	$119,321	$118,774	$121,658	$114,250	$121,658
Less: Average goodwill and other intangible assets	(16,242)	(16,313)	(16,401)	(16,497)	(16,606)	(16,242)	(17,926)
Average tangible equity (N)t	$98,008	$101,387	$102,920	$102,277	$105,052	$98,008	$103,732

Average assets (O)	$1,122,310	$1,183,135	$1,184,146	$1,163,598	$1,159,566	$1,122,309	$1,159,566
Less: Average goodwill and other intangible assets	(16,242)	(16,313)	(16,401)	(16,497)	(16,606)	(16,242)	(17,926)
Average tangible assets (P)	$1,106,068	$1,166,822	$1,167,745	$1,147,101	$1,142,960	$1,106,067	$1,141,640

Average equity/average assets (GAAP) (M)/(O)	10.18%	9.95%	10.08%	10.21%	10.49%	10.18%	10.49%
Average tangible equity/average tangible assets (Non-GAAP) (N)/(P)	8.86%	8.69%	8.81%	8.92%	9.19%	8.86%	9.09%

Note 1:  Management believes that reporting tangible equity and tangible assets more closely approximates the adequacy of capital for regulatory purposes.

Note 2:  Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling cash-based operating activities.